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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): MAY 21, 2001

                                SAMES CORPORATION
             (Exact name of Registrant as specified in its charter)

                          _____________________________


           DELAWARE                     001-01416                36-0808480
(State or other jurisdiction    (Commission file number)      (I.R.S. employer
       of incorporation)                                     identification no.)

        9201 WEST BELMONT AVENUE                                   60131
         FRANKLIN PARK, ILLINOIS                                 (Zip Code)
(Address of principal executive offices)


       Registrant's telephone number, including area code: (847) 737-5970


                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

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ITEM 5.  OTHER EVENTS.
         ------------

     On May 21, 2001, Sames Corporation (the "Company") announced that, due to severe cash flow problems and lack of liquidity, its French subsidiary, Sames, S.A., has determined to file for bankruptcy protection under French law. The Company also announced that the party that the Company was in negotiations with for a potential purchase of the Company has withdraw from the negotiations and indicated that it no longer is interested in pursuing a purchase of the Company. Also, Philippe Vuillerme, the Managing Director of Sames, S.A. and a director of the Company, has resigned from the Company's Board of Directors. Attached as
Exhibit 99.1 to this report is a copy of the press release relating to these matters, which is incorporated herein by reference.


ITEM 7(c).  EXHIBITS.
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Exhibit 99.1    Press Release dated May 21, 2001.

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                                   SIGNATURES
                                   ----------


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       SAMES CORPORATION


Date:  May 21, 2001                    By: /s/ Wayne F. Edwards
                                           -------------------------------------
                                           Wayne F. Edwards, Interim Co-Chairman

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                                INDEX TO EXHIBITS
                                -----------------


Exhibit
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  99.1       Press Release dated May 21, 2001.

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